UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

March 15, 2023 (March 9, 2023)
Date of Report (date of earliest event reported)

CUMBERLAND PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Tennessee	001-33637	62-1765329
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2525 West End Avenue, Suite 950 Nashville, Tennessee 37203
(Address of Principal Executive Offices)
(615) 255-0068
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CPIX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Compensatory Arrangements of Certain Officers
On March 8, 2023, Cumberland Pharmaceuticals Inc. (the “Company”) entered into new employment agreements with each of A.J. Kazimi, the Company’s Chief Executive Officer (the “Kazimi Employment Agreement”), James Herman, the Company’s Executive Vice President, National Accounts and Chief Compliance Officer (the “Herman Employment Agreement,”), Todd Anthony, the Company's Vice President of Organizational Development (the "Anthony Employment Agreement"), Chris Bitterman, the Company's Vice President of Sales and Marketing (the "Bitteman Employment Agreement"), and John Hamm, the Company’s Senior Director of Finance and Accounting and Chief Financial Officer (the “Hamm Employment Agreement”), and together with the Kazimi Employment Agreement, the Herman Employment Agreement, the Anthony Employment Agreement, the Bitterman Employment Agreement and the Hamm Agreement, the “Employment Agreements”). The Employment Agreements were effective as of January 1, 2023.
Employment Agreements
Each Employment Agreement provides for a salary for services performed, a potential annual bonus and an equity award pursuant to a stock option agreement. Under the terms of each Employment Agreement, employment is at-will and may be terminated by the employee or the Company at any time, with or without notice and with or without cause. Similarly, each of Mr. Kazimi, Mr. Herman, Mr. Anthony, Mr. Bitterman, and Mr. Hamm may terminate his respective employment with the Company at any time, with or without notice. The Employment Agreements do not provide for any severance payments in the event employment is terminated for cause nor any severance benefits in the event employment is terminated as a result of death or permanent disability. The Employment Agreements include non-competition, non-solicitation and non-disclosure covenants on the part of employees. The Employment Agreements impose obligations regarding confidential information and state that any discoveries or improvements conceived, developed or otherwise made by the employees, or with others, that relate in any way to the Company’s present or planned business or products, are deemed the Company’s sole property. The Employment Agreements do not contain any termination or change in control provisions.
Kazimi Employment Agreement
Pursuant to the Kazimi Employment Agreement, Mr. Kazimi will serve as the Company’s Chief Executive Officer and will receive a base salary of $675,000.
The foregoing descriptions of the Kazimi Employment Agreement are qualified in their entirety by reference to the Kazimi Employment Agreement, is incorporated by reference into this Item. The foregoing description of the Kazimi Employment Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.
Herman Employment Agreement
Pursuant to the Herman Employment Agreement, Mr. Herman will serve as the Company’s Executive Vice President, National Accounts and Chief Compliance Officer and will receive a base salary of $310,000.
The foregoing descriptions of the Herman Employment Agreement are qualified in their entirety by reference to the Herman Employment Agreement, is incorporated by reference into this Item. The foregoing description of the Herman Employment Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Anthony Employment Agreement
Pursuant to the Anthony Employment Agreement, Mr. Anthony will serve as the Company’s Vice President of Organizational Development and will receive a base salary of $272,500.
The foregoing descriptions of the Anthony Employment Agreement are qualified in their entirety by reference to the Anthony Employment Agreement, is incorporated by reference into this Item. The foregoing description of the Anthony Employment Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.
Bitterman Employment Agreement
Pursuant to the Bitterman Employment Agreement, Mr. Bitterman will serve as the Company’s Vice President of Sales and Marketing and will receive a base salary of $258,500.
The foregoing descriptions of the Bitterman Employment Agreement are qualified in their entirety by reference to the Bitterman Employment Agreement, is incorporated by reference into this Item. The foregoing description of the Bitterman Employment Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.
Hamm Employment Agreement
Pursuant to the Hamm Employment Agreement, Mr. Hamm will serve as the Company’s Senior Director of Finance and Accounting and Chief Financial Officer and will receive a base salary of $228,000.
The foregoing descriptions of the Hamm Employment Agreement are qualified in their entirety by reference to the Hamm Employment Agreement, is incorporated by reference into this Item. The foregoing description of the Hamm Employment Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

10.11	Employment Agreement dated March 9, 2023, effective as of January 1, 2023, by and between A.J. Kazimi and Cumberland Pharmaceuticals Inc.
10.12	Employment Agreement dated March 9, 2023, effective as of January 1, 2023, by and between Jim Herman and Cumberland Pharmaceuticals Inc.
10.13	Employment Agreement dated March 9, 2023, effective as of January 1, 2023, by and between Todd Anthony and Cumberland Pharmaceuticals Inc.
10.14	Employment Agreement dated March 9, 2023, effective as of January 1, 2023, by and between Chris Bitterman and Cumberland Pharmaceuticals Inc.
10.15	Employment Agreement dated March 9, 2023, effective as of January 1, 2023, by and between John M. Hamm and Cumberland Pharmaceuticals Inc.
(d) Exhibits

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cumberland Pharmaceuticals Inc.

Dated: March 15, 2023	By:	/s/ John Hamm
John Hamm
Chief Financial Officer